UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As we previously disclosed in our Quarterly Report for the Quarter Ending September 30, 2022 (the “10-Q”), on February 15, 2021, Maiden Biosciences, Inc. (“Maiden”) commenced an action against DSS, Inc. (“DSS”), Decentralized Sharing Systems, Inc. (“Decentralized”), HWH World, Inc. (“HWH”), RBC Life International, Inc. (“RBC International”) (together, the “DSS Defendants”), Frank D. Heuszel (“Heuszel”), RBC Life Sciences, Inc (“RBC”), Steven E. Brown, Clinton Howard, and Andrew Howard (collectively, “Defendants”). The lawsuit is currently pending in the United States District Court Northern District of Texas, Dallas Division, and is styled and numbered Maiden Biosciences, Inc. v. Document Security Systems, Inc., et al., Case No. 3:21-cv-00327.

The 10-Q disclosed the procedural details in this matter. The trial in this matter began on December 12, 2022. The jury returned a verdict in favor of Maiden, and the Court entered a judgment on December 20, 2022 awarding Maiden judgment from DSS, Inc., Decentralized Sharing Systems, Inc., and HWH World, Inc., jointly and severally, in the principal sum of $4,244,659.50, together with prejudgment interest of $514,735.00 and post-judgment interest of $146,810.00; prejudgment interest from February 15, 2021 to December 19, 2022 on all the foregoing sums at the rate of 7.5% per annum; post-judgment interest on all the foregoing sums at the rate of 4.76% per annum; and Maiden’s taxable costs of court; plus attorneys’ fees. The judgment also awarded Maiden exemplary damages from Decentralized in the sum of $2,500,000, from HWH in the sum of $2,500,000, and from DSS in the sum of $5,000,000.

The DSS Defendants intend to file post-judgment motions seeking reversal of the judgment for several reasons, including that: (1) the evidence does not support Maiden’s claim against the Company; (2) recovery of exemplary damages under TUFTA is unsupported; and (3) the evidence established that the DSS Defendants are entitled to judgment in their favor on their affirmative defenses. The DSS Defendants intend to appeal the Court’s judgment, if necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

January 20, 2023	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer